Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
J.T. Eger	Cynthia Hiponia and Alice Kousoum
(408) 831-4247	(408) 831-4100
jt@gigamon.com	IR@gigamon.com

Gigamon Reports First Quarter 2014 Financial Results

Santa Clara, CALIF., April 24, 2014 – Gigamon® Inc. (NYSE:GIMO), a leader in traffic visibility solutions with the innovative Visibility Fabric™ architecture, today released financial results for the first quarter ended March 29, 2014.

Financial Highlights:

•	Revenues for the first quarter of fiscal 2014 were $31.8 million, compared to $25.8 million in the first quarter of fiscal 2013, representing growth of 23% year-over-year.

•	GAAP gross margins were 73% in the first quarter of fiscal 2014, compared to 79% in the first quarter of fiscal 2013.

•	Non-GAAP gross margins were 75% in the first quarter of fiscal 2014, compared to 79% in the first quarter of fiscal 2013.

•	GAAP net loss for the first quarter of fiscal 2014 was $8.2 million, or $0.26 per diluted share, compared to GAAP net loss of $1.2 million, or $0.07 per diluted share, in the first quarter of fiscal 2013.

•	Non-GAAP net loss for the first quarter of fiscal 2014 was $2.2 million, or $0.07 per diluted share, compared to non-GAAP net income of $0.4 million, or $0.02 per diluted share, in the first quarter of fiscal 2013.

“Our revenue shortfall in the first quarter was impacted by one expected large transaction from an existing customer in EMEA that did not materialize and certain other transactions that were expected to close late in the quarter that slipped into the second quarter,” said Paul Hooper, CEO of Gigamon. “We remain confident in our business strategy and in our continued market leadership driven by the versatility and intelligence of our GigaVUE technology and GigaSMART applications platform.”

Recent Business Highlights:

•	Announced the release of the GigaVUE-HC2 fabric node.

•	Demonstrated flow-level visibility using our NetFlow Generation application and packet-based monitoring solutions at RSA conference in San Francisco, in conjunction with our partners FireEye, Riverbed, Sourcefire, and ForeScout.

•	Selected as ‘Best of Interop’ 2014 finalist for the management award category, recognizing Gigamon’s NetFlow Generation application.

•	Introduced a vision of Network Functions Virtualization for Tools (NFVfT), in partnership with Vistapointe, Inc., to standardize APIs and the demarcation point for network traffic and Big Data in highly virtualized service provider environments.

•	Appointed Ananda Rajagopal as Vice President of Product Management. Ananda joins Gigamon from Brocade, where he was most recently VP Routing, Product Management & Strategy for their Data Center Routing business.

Conference Call Information:

Gigamon will host an investor conference call and live webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the first quarter ended March 29, 2014. To access the conference call, dial 888-846-5003, using conference code 4678046. Callers outside the U.S. and Canada should dial 480-629-9856, using conference code 4678046. A replay of the conference call will be available through Thursday, May 1, 2014. To access the replay, please dial 800-406-7325 and enter pass code 4678046. Callers outside the U.S. and Canada should dial 303-590-3030 and enter pass code 4678046. The live webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com and will be archived and available on this site for twelve months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding our continued market leadership. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 28, 2013. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.

About the Visibility Fabric architecture

At Gigamon we realized that delivering the visibility essential to manage, analyze and secure the complex system that is the IT infrastructure requires a new approach. With millions of traffic flows across thousands of endpoints, visibility needs to be pervasive, intelligent and dynamic. Using our patented, unique technology, we created an innovative new approach for delivering this visibility called the Visibility Fabric architecture. This new approach is intelligent and versatile in its ability to enable visibility into the network. For more information visit http://www.gigamon.com/traffic-visibility-fabric.

About Gigamon

Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Our technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. With over eight years’ experience designing and building traffic visibility products in the US, Gigamon solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. www.gigamon.com

Gigamon Inc.

Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 29,	March 30,
	2014	2013
Revenue:
Product	$20,080	$17,519
Service	11,680	8,294

Total revenue	31,760	25,813

Cost of revenue:
Product	7,005	4,724
Service	1,580	653

Cost of revenue	8,585	5,377

Gross profit	23,175	20,436

Operating expenses:
Research and development	10,938	5,671
Sales and marketing	18,170	12,421
General and administrative	6,005	3,509

Total operating expenses	35,113	21,601

Loss from operations	(11,938)	(1,165)
Other income (expense):
Interest income	61	2
Other expense, net	(41)	(7)

Loss before income taxes	(11,918)	(1,170)
Income tax benefit (expense)	3,700	(29)

Net loss	(8,218)	(1,199)

Accretion of preferred stock	—	(585)
Loss attributable to preferred stock holders	—	569

Net loss to common stock holders	$(8,218)	$(1,215)

Net loss per share attributable to common stock holders:
Basic	$(0.26)	$(0.07)

Diluted	$(0.26)	$(0.07)

Weighted-average number of shares used in per share amounts:
Basic	31,734	17,300

Diluted	31,734	17,300

Gigamon Inc.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	March 29,	December 28,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$55,712	$79,908
Short-term investments	86,960	58,242
Accounts receivable, net	16,322	24,528
Inventories, net	1,557	1,484
Deferred tax assets	6,895	3,574
Prepaid expenses and other current assets	5,787	5,606

Total current assets	173,233	173,342

Property and equipment, net	6,004	4,389
Deferred tax assets, non-current	17,713	17,315
Other assets	517	471

Total assets	$197,467	$195,517

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,659	$1,405
Accrued liabilities	17,146	22,401
Deferred revenue	39,436	37,592
Gigamon LLC members’ distribution payable	—	476

Total current liabilities	58,241	61,874

Deferred revenue, non-current	10,082	9,884
Other liabilities	949	321

Stockholders’ equity:
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid in capital	157,793	144,810
Accumulated other comprehensive income	15	23
Accumulated deficit	(17,147)	(8,929)

Total stockholders’ equity	128,195	123,438

Total liabilities and stockholders’ equity	$197,467	$195,517

Gigamon Inc.

Consolidated Statements of Cash Flows

(In thousands)

(unaudited)

	Three Months Ended
	March 29,	March 30,
	2014	2013
Operating activities:
Net loss	$(8,218)	$(1,199)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	983	549
Stock-based compensation expense	7,858	1,593
Deferred income taxes	(3,719)	—
Inventory write-down	1,810	—
Changes in operating assets and liabilities:
Accounts receivable, net	8,206	6,746
Inventories	(247)	1,463
Prepaid expenses and other assets	(783)	(738)
Accounts payable	47	(1,640)
Accrued and other liabilities	(6,179)	(908)
Deferred revenue	2,042	4,387

Net cash provided by operating activities	1,800	10,253

Investing activities:
Purchases of short-term investments	(34,430)	—
Proceeds from sales of short-term investments	1,000	—
Proceeds from maturities of short-term investments	5,075	—
Purchases of property and equipment	(2,269)	(949)

Net cash used in investing activities	(30,624)	(949)

Financing activities:
Proceeds from employee stock purchase plan	3,863	—
Proceeds from exercise of stock options, net	2,881	—
Costs paid for initial public offering and follow-on public offering	(8)	(34)
Shares repurchased for tax withholdings on vesting of restricted stock units and other exercises	(1,632)	—
Distribution of income to Gigamon LLC members	(476)	(4,821)

Net cash provided by (used in) financing activities	4,628	(4,855)
Net (decrease) increase in cash and cash equivalents	(24,196)	4,449
Cash and cash equivalents at beginning of period	79,908	18,675

Cash and cash equivalents at end of period	$55,712	$23,124

Gigamon Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except percentages)

(unaudited)

	Three Months Ended
	March 29,	March 30,
	2014	2013
Revenue	$31,760	$25,813

Reconciliation of Gross Profit and Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	$23,175	$20,436
Stock-based compensation expense	448	18
Stock-based compensation related payroll taxes	58	—

Non-GAAP gross profit	$23,681	$20,454

GAAP gross margin	73%	79%
Non-GAAP gross margin	75%	79%

Reconciliation of Operating Loss to Non-GAAP Operating (Loss) Income:
GAAP operating loss	$(11,938)	$(1,165)
Stock-based compensation expense	7,858	1,593
Stock-based compensation related payroll taxes	777	—

Non-GAAP operating (loss) income	$(3,303)	$428

Reconciliation of Net Loss Attributable To Common Stockholders to Non-GAAP Net (Loss) Income:
GAAP net loss attributable to common stock holders	$(8,218)	$(1,215)
Stock-based compensation expense	7,858	1,593
Stock-based compensation related payroll taxes	777	—
Accretion of preferred stock	—	585
Loss attributable to preferred stock holders	—	(569)
Income tax effect of Non-GAAP adjustments	(2,649)	—

Non-GAAP net (loss) income	$(2,232)	$394

Gigamon Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	March 29,	March 30,
	2014	2013
Reconciliation of Diluted Net Loss per Share to Non-GAAP Diluted Net (Loss) Income per Share:
GAAP diluted net loss per share	$(0.26)	$(0.07)
Stock-based compensation expense	0.25	0.09
Stock-based compensation related payroll taxes	0.02	—
Accretion of preferred stock	—	0.03
Loss attributable to preferred stock holders	—	(0.03)
Income tax effect on non-GAAP adjustments	(0.08)	—

Non-GAAP diluted net (loss) income per share	$(0.07)	$0.02

Reconciliation of Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	31,734	17,300
Dilutive impact	—	583

Non-GAAP diluted weighted-average number of shares	31,734	17,883

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations

For the Three Months Ended March 29, 2014 and March 30, 2013

(In thousands, except per share amounts and percentages)

(unaudited)

	Three Months Ended March 29, 2014			Three Months Ended March 30, 2013
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$20,080	$—	$20,080	$17,519	$—	$17,519
Service	11,680	—	11,680	8,294	—	8,294

Total revenue	31,760	—	31,760	25,813	—	25,813

Cost of revenue:
Product (1)	7,005	(254)	6,751	4,724	(12)	4,712
Service (1)	1,580	(252)	1,328	653	(4)	649

	8,585	(506)	8,079	5,377	(16)	5,361

Gross profit	23,175	506	23,681	20,436	16	20,452

Product Gross Margin	65%		66%	73%		73%
Service Gross Margin	86%		89%	92%		92%
Total Gross Margin	73%		75%	79%		79%

Operating expenses:
Research and development (1)	10,938	(2,997)	7,941	5,671	(310)	5,361
Sales and marketing (1)	18,170	(3,004)	15,166	12,421	(430)	11,991
General and administrative (1)	6,005	(2,128)	3,877	3,509	(837)	2,672

Total operating expenses	35,113	(8,129)	26,984	21,601	(1,577)	20,024

(Loss) income from operations	(11,938)	8,635	(3,303)	(1,165)	1,593	428

Other income (expense):
Interest income	61	—	61	2	—	2
Other expense, net	(41)	—	(41)	(7)	—	(7)

(Loss) income before income taxes	(11,918)	8,635	(3,283)	(1,170)	1,593	423
Income tax benefit (expense) (2)	3,700	(2,649)	1,051	(29)	—	(29)

Net (loss) income	(8,218)	5,986	(2,232)	(1,199)	1,593	394

Accretion of preferred stock	—	—	—	(585)	585	—
Loss attributable to preferred stock holders	—	—	—	569	(569)	—

Net (loss) income to common stock holders	$(8,218)	$5,986	$(2,232)	$(1,215)	$1,609	$394

Net (loss) income per share attributable to common stockholders:
Basic	$(0.26)	$0.19	$(0.07)	$(0.07)	$0.09	$0.02

Diluted	$(0.26)	$0.19	$(0.07)	$(0.07)	$0.09	$0.02

Weighted-average number of shares used in per share amounts:
Basic	31,734	—	31,734	17,300	—	17,300

Diluted	31,734	—	31,734	17,300	583	17,883

Notes:

(1)	Includes stock-based compensation expense and related payroll taxes in the three months ended March 29, 2014 and stock-based compensation expense in the three months ended March 30, 2013.
(2)	Includes income tax effect on non-GAAP adjustments in the three months ended March 29, 2014.